SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 18, 2003
(Date of earliest event reported)

PAYCHEX, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	0-11330	16-1124166
(State of incorporation)	(Commission	(IRS Employer
	File Number)	Identification Number)

911 PANORAMA TRAIL SOUTH, ROCHESTER, NEW YORK	14625-2396
(Address of principal executive offices)	(Zip Code)

(585) 385-6666
(Registrant’s telephone number, including area code)

ITEM 12. RESULTS OF OPERATIONS AND FINANCIAL CONDITION

The registrant’s press release dated December 18, 2003, which reports its financial results for the second quarter and six months ended November 30, 2003, is furnished (not filed) as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

PAYCHEX, INC.

Date: December 18, 2003	/s/ B. Thomas Golisano

B. Thomas Golisano
Chairman, President, and
Chief Executive Officer

Date: December 18, 2003	/s/ John M. Morphy

John M. Morphy
Senior Vice President, Chief
Financial Officer, and
Secretary

EXHIBIT INDEX

Exhibit 99.1	Press Release of Paychex, Inc. Dated December 18, 2003

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